UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 16, 2022

CREDEX CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-54142	16-1731286
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1881 General George Patton Drive, Suite 107

Franklin, TN 37067

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 651-4160

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

4100 W. 11th Street Purchase Agreement

On March 16, 2022, Credex Corporation (the “Company”), entered into a Contract to Buy and Sell Real Estate (the “Purchase Agreement”), dated as of March 15, 2022, by and between the Company and Southern Colorado Real Estate Ventures, LLC (the “Seller”). The Seller is 50% owned by Lawrence Taube, a member of the Company’s Board of Directors.

Pursuant to the terms of the Purchase Agreement, the Company agreed to purchase from the Seller, and the Seller agreed to sell to the Company, that certain real property located at 4100 W. 11th Street, Pueblo, CO 81003 (the “Property”) for a purchase price of $200,000 (the “Purchase Price”), to be paid in cash at closing.

The Purchase Agreement contains contingencies to close, representations, warranties, covenants, and closing conditions customary for a transaction of this type.

A copy of the Purchase Agreement is attached as Exhibit 10.1 hereto. The above description is qualified in its entirety by reference to the complete text of the Purchase Agreement.

Equity Exchange Agreement

On May 5, 2022, the Company entered into an Equity Exchange Agreement (the “Exchange Agreement”) by and between the Company and the Seller. Pursuant to the terms of the Exchange Agreement, (i) the Seller agreed to accept 24,583 shares of the Company’s common stock (the “Shares”) in lieu of cash payment of the Purchase Price, and (ii) the Company agreed to issue the Shares to the Seller in lieu of cash payment of the Purchase Price. The Shares were issued to the Seller on May 5, 2022.

The Exchange Agreement contains representations and warranties customary for a transaction of this type.

A copy of the Exchange Agreement is attached as Exhibit 10.2 hereto. The above description is qualified in its entirety by reference to the complete text of the Exchange Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Company’s purchase of the Property closed on April 11, 2022. The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Contract to Buy and Sell Real Estate, dated March 16, 2022, by and between Credex Corporation and Southern Colorado Real Estate Ventures, LLC.
10.2	Equity Exchange Agreement, dated as of May 5, 2022, by and between Credex Corporation and Southern Colorado Real Estate Ventures, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Credex Corporation

Date: May 5, 2022	By:	/s/ Robin McVey
Robin McVey
Chief Executive Officer